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                                                                      EXHIBIT 24



                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report incorporated by reference in this Form 10-K, into the Company's previously filed Registration Statements, File Numbers 33-723, 33-24508, 33-37872, 33-78564 and 33-78572.



                                        ARTHUR ANDERSEN LLP

San Diego, California
June 28, 1996